Supplement dated April 5, 1999
             To the Prospectus of the AAL Variable Annuity Account I
                             Dated September 1, 1998


The following provision is made a part of the Prospectus and follows the section entitled "General Information about the Certificates":


                             RESOLUTION OF DISPUTES


AAL has amended its Articles & Bylaws to provide a means for resolution of disputes. The new Bylaw Section 13 prescribes the sole means to present and resolve grievances, complaints or disputes brought by members, certificate owners or beneficiaries, against AAL or its directors, officers, agents and employees. Procedures set forth in the Bylaw are meant to provide prompt, fair and efficient opportunities for dispute resolution, consistent with the fraternal nature of AAL, without the delay and expense of formal legal proceedings. The Bylaw provision describes the scope of its application and the basic steps and procedures for presenting and resolving disputes including appeal, mediation and arbitration. It provides that no claim or dispute may be brought via a lawsuit, or in a representative capacity, or on behalf of any "class" of persons or members. Claims of multiple persons may be joined and presented only if all affected members, certificate owners and beneficiaries consent in writing, or if AAL determines that joinder is appropriate.

This provision applies to variable annuity contracts issued by AAL after the March 27, 1999, effective date of the Bylaw Amendment.

Form No. 14856
4/5/99